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                                                                    Exhibit 23.2



                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Fifth Third Bancorp on Form S-4 of our report dated January 29, 1998, incorporated by reference in the Annual Report on Form 10-KSB of South Florida Bank Holding Corporation for the year ended December 31, 1997, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.


                                       Brewer, Beemer, Kuehnhackl & Koon, P.A.



March 1, 1999